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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported) September 28, 1999,
                                                       -------------------


                             BLYTH INDUSTRIES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Delaware                         1-13026                      36-2984916
--------------------------------------------------------------------------------
(State or other                   (Commission                  (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)


            100 Field Point Road, Greenwich, Connecticut    06830
            --------------------------------------------------------
            (Address of principal executive offices)      (Zip Code)


        Registrant's telephone number, including area code (203) 661-1926
                                                           --------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

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Item 5.  Other Events

         On May 4, 1999, Blyth Industries, Inc. (the "Company") filed a registration statement (File No. 333-77721) on Form S-3 with the Securities and Exchange Commission (the "Commission"), as amended by Amendment No. 1 thereto filed with the Commission on May 12, 1999 relating to the public offering, pursuant to Rule 415 under the Securities Act of 1933, as amended, of up to $250,000,000 aggregate principal amount of the Company's debt securities (the "Registration Statement"). On May 14, 1999, the commission declared the Registration Statement effective. (The Registration Statement and prospectus contained therein are referred to as the "Prospectus").

         The Company filed, on September 22, 1999, a preliminary supplement dated September 17, 1999 to the Prospectus, which was subject to completion, and, on the date hereof, a supplement to the Prospectus dated September 24, 1999, each relating to the issuance and sale of up to $150,000,000 aggregate principal amount of the Company's 7.90% Senior Notes due October 1, 2009 (collectively, the "Prospectus Supplement") with the Commission. In connection with the filing of the Prospectus Supplement with the Commission, the Company is filing certain exhibits as part of this Form 8-K. See "Item 7, Financial Statements, pro Forma Financial Information and Exhibits."

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)      Exhibits

                  1.1 Underwriting Agreement dated September 24, 1999 by and among the Company, Warburg Dillon Read LLC, Donaldson, Lufkin & Jenrette Securities Corporation and Banc of America Securities LLC relating to the issuance and sale by the Company of up to $150,000,000 aggregate principal amount of the Company's 7.90% Senior Notes due October 1, 2009.

                  4.1 Form of First Supplemental Indenture to be dated as of September 29, 1999 between the Company and First Union National Bank, as Trustee.

                  5.1      Opinion of Finn Dixon & Herling LLP, counsel to the
                           Company.

                  23.1 Consent of Finn Dixon & Herling LLP, counsel to the Company (contained in Item 5.1).


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                     BLYTH INDUSTRIES, INC.



Date: September 28, 1999             By: /s/ Bruce D. Kreiger
                                         -----------------------------------
                                     Name: Bruce D. Kreiger
                                     Title: Vice President & General Counsel